UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 2, 2007

McGrath RentCorp

(Exact Name of Registrant as Specified in Its Charter)

California

(State or Other Jurisdiction of Incorporation)

0-13292	94-2579843
(Commission File Number)	(I.R.S. Employer Identification No.)

5700 Las Positas Road, Livermore, CA 94551-7800

(Address of Principal Executive Offices)

(925) 606-9200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.05. AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS.

On February 2, 2007, McGrath RentCorp (the “Company”) adopted a new Code of Business Conduct and Ethics for the Company applicable to all its directors and employees that replaces the Company’s previous Code of Business Conduct and Ethics. The new Code of Business Conduct and Ethics includes new policies regarding the treatment of confidential information, employee privacy, equal opportunity and harassment as well as revisions to existing policies to conform language to the Company’s other charters and policies. The Company’s new Code of Business Conduct and Ethics is attached hereto as Exhibit 14.1 and will be available in the near future on the Company’s website at www.mgrc.com under “Corporate Information – Investor Relations – Corporate Governance & other Financial Documents”.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

14.1	McGrath RentCorp Code of Business Conduct and Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McGrath RentCorp

Date: February 8, 2007	By:	/s/ Randle R. Rose
Randle R. Rose
Vice President of Administration and Secretary

EXHIBIT INDEX

Exhibit	Description
14.1	McGrath RentCorp Code of Business Conduct and Ethics